Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES AND EARNINGS BY SEGMENT

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales
Pharmaceuticals	$3,700	$3,859	$7,559	$3,154	$10,713	$3,148	$13,861	$3,457	$3,851	$7,308	$3,926	$11,234	$4,388	$15,622	39%	13%
US Pharmaceuticals	2,064	2,197	4,261	1,609	5,870	1,501	7,371	1,932	2,235	4,167	2,295	6,462	2,496	8,958	66%	22%
Primary Care	1,409	1,441	2,850	819	3,669	648	4,317	1,090	1,344	2,434	1,363	3,797	1,460	5,257	125%	22%
Oncology/Virology	419	458	877	494	1,371	525	1,896	504	511	1,015	539	1,554	602	2,156	15%	14%
Neuroscience	231	280	511	262	773	297	1,070	298	327	625	336	961	368	1,329	24%	24%
Immunoscience	5	18	23	34	57	31	88	40	53	93	57	150	66	216	113%	145%
Europe and Middle East Medicines	1,024	1,000	2,024	886	2,910	934	3,844	916	939	1,855	944	2,799	1,086	3,885	16%	1%
Latin America/Canada	288	303	591	300	891	306	1,197	297	311	608	331	939	396	1,335	29%	12%
Asia/Pacific Medicines	279	320	599	318	917	349	1,266	289	333	622	319	941	377	1,318	8%	4%
Health Care Group	795	844	1,639	847	2,486	909	3,395	860	906	1,766	967	2,733	993	3,726	9%	10%
Nutritionals	565	582	1,147	582	1,729	618	2,347	606	620	1,226	675	1,901	670	2,571	8%	10%
ConvaTec	230	262	492	265	757	291	1,048	254	286	540	292	832	323	1,155	11%	10%
Continuing Operations	4,495	4,703	9,198	4,001	13,199	4,057	17,256	4,317	4,757	9,074	4,893	13,967	5,381	19,348	33%	12%
Discontinued Operations	181	168	349	153	502	156	658	159	171	330	157	487	142	629	-9%	-4%
Total Company	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213	$17,914	$4,476	$4,928	$9,404	$5,050	$14,454	$5,523	$19,977	31%	12%

	2006							2007							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
% of Total Sales
Pharmaceuticals	79.1%	79.2%	79.2%	75.9%	78.2%	74.7%	77.4%	77.2%	78.1%	77.7%	77.7%	77.7%	79.4%	78.2%	470	80
US Pharmaceuticals	44.1%	45.1%	44.6%	38.7%	42.8%	35.6%	41.1%	43.2%	45.4%	44.3%	45.4%	44.7%	45.2%	44.8%	960	370
Primary Care	30.1%	29.6%	29.9%	19.7%	26.8%	15.4%	24.1%	24.4%	27.3%	25.9%	26.9%	26.3%	26.4%	26.3%	1100	220
Oncology/Virology	9.0%	9.4%	9.2%	11.9%	10.0%	12.5%	10.5%	11.3%	10.4%	10.8%	10.7%	10.8%	10.9%	10.8%	(160)	30
Neuroscience	4.9%	5.7%	5.3%	6.3%	5.6%	7.0%	6.0%	6.7%	6.6%	6.6%	6.7%	6.6%	6.7%	6.7%	(30)	70
Immunoscience	0.1%	0.4%	0.2%	0.8%	0.4%	0.7%	0.5%	0.8%	1.1%	1.0%	1.1%	1.0%	1.2%	1.0%	50	50
Europe and Middle East Medicines	21.9%	20.5%	21.2%	21.3%	21.2%	22.2%	21.5%	20.5%	19.1%	19.7%	18.7%	19.4%	19.7%	19.4%	(250)	(210)
Latin America/Canada	6.2%	6.2%	6.2%	7.2%	6.5%	7.3%	6.7%	6.6%	6.3%	6.5%	6.6%	6.5%	7.2%	6.7%	(10)	—
Asia/Pacific Medicines	6.0%	6.6%	6.3%	7.7%	6.7%	8.3%	7.1%	6.5%	6.8%	6.6%	6.3%	6.5%	6.8%	6.6%	(150)	(50)
Health Care Group	17.0%	17.4%	17.2%	20.4%	18.1%	21.6%	18.9%	19.2%	18.4%	18.8%	19.2%	18.9%	18.0%	18.7%	(360)	(20)
Nutritionals	12.1%	12.0%	12.0%	14.0%	12.6%	14.7%	13.1%	13.5%	12.6%	13.0%	13.4%	13.2%	12.2%	12.9%	(250)	(20)
ConvaTec	4.9%	5.4%	5.2%	6.4%	5.5%	6.9%	5.8%	5.7%	5.8%	5.8%	5.8%	5.7%	5.8%	5.8%	(110)	—
Continuing Operations	96.1%	96.6%	96.4%	96.3%	96.3%	96.3%	96.3%	96.4%	96.5%	96.5%	96.9%	96.6%	97.4%	96.9%	110	60
Discontinued Operations	3.9%	3.4%	3.6%	3.7%	3.7%	3.7%	3.7%	3.6%	3.5%	3.5%	3.1%	3.4%	2.6%	3.1%	(110)	(60)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2007

($ in millions)

QUARTER-TO-DATE
	Pharmaceuticals	Nutritionals	ConvaTec	Continuing Operations
Price Increases/(Decreases)	3%	6%	-1%	3%
Foreign Exchange	5%	4%	7%	5%
Volume	31%	-2%	5%	25%

Total Change	39%	8%	11%	33%

Total 2007 Period to Date Sales	$4,388	$670	$323	$5,381
Total 2006 Period to Date Sales	$3,148	$618	$291	$4,057

YEAR-TO-DATE
	Pharmaceuticals	Nutritionals	ConvaTec	Continuing Operations
Price Increases/(Decreases)	2%	4%	-1%	2%
Foreign Exchange	3%	3%	5%	3%
Volume	8%	3%	6%	7%

Total Change	13%	10%	10%	12%

Total 2007 Period to Date Sales	$15,622	$2,571	$1,155	$19,348
Total 2006 Period to Date Sales	$13,861	$2,347	$1,048	$17,256

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2006								2007								% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,495	$4,703	$9,198	$4,001	$13,199	$4,057		$17,256	$4,317	$4,757	$9,074	$4,893	$13,967	$5,381		$19,348	33%	12%
Cost of products sold	1,416	1,517	2,933	1,411	4,344	1,395		5,739	1,340	1,492	2,832	1,569	4,401	1,817		6,218	30%	8%
Marketing, selling and administrative	1,207	1,151	2,358	1,158	3,516	1,284		4,800	1,133	1,187	2,320	1,192	3,512	1,343		4,855	5%	1%
Advertising and product promotion	293	349	642	283	925	415		1,340	268	365	633	349	982	483		1,465	16%	9%
Research and development	732	723	1,455	737	2,192	799		2,991	791	767	1,558	816	2,374	908		3,282	14%	10%
Acquired in-process research and development	—	—	—	—	—	—		—	—	—	—	—	—	230		230	—	—
Provision for restructuring, net	1	3	4	2	6	53		59	37	7	44	—	44	139		183	162%	*
Litigation (income)/expense, net	(21)	(14)	(35)	(9)	(44)	346		302	—	14	14	—	14	—		14	-100%	-95%
Gain on sale of product assets	(200)	—	(200)	—	(200)	—		(200)	—	(26)	(26)	(247)	(273)	—		(273)	—	-37%
Equity in net income of affiliates	(93)	(125)	(218)	(118)	(336)	(138)		(474)	(126)	(128)	(254)	(139)	(393)	(131)		(524)	5%	-11%
Other expense/(income), net	37	56	93	(34)	59	240		299	22	—	22	11	33	331		364	38%	22%

Total expenses	3,372	3,660	7,032	3,430	10,462	4,394		14,856	3,465	3,678	7,143	3,551	10,694	5,120		15,814	17%	6%

Earnings/(Loss) Before Minority Interest and Income Taxes	$1,123	$1,043	$2,166	$571	$2,737	$(337)		$2,400	$852	$1,079	$1,931	$1,342	$3,273	261		3,534	177%	47%
Provision/(Benefit) for income taxes	307	235	542	179	721	(183)		538	68	235	303	323	626	177		803	197%	49%
Minority interest, net of taxes	151	187	338	86	424	16		440	141	194	335	211	546	217		763	*	73%

Net Earnings/(Loss) - Continuing Operations	$665	$621	$1,286	$306	$1,592	$(170)		$1,422	$643	$650	$1,293	$808	$2,101	$(133)		$1,968	22%	38%

Net Earnings - Discontinued Operations	49	46	95	32	127	36		163	47	56	103	50	153	44		197	22%	21%

Net Earnings/(Loss)	$714	$667	$1,381	$338	$1,719	$(134)		$1,585	$690	$706	$1,396	$858	$2,254	$(89)		$2,165	34%	37%

Interest expense on conversion of convertible debt bonds, net of tax	8	8	16	9	25	—	(a)	— (b)	9	9	18	10	28	—	(a)	— (b)

Net Earnings/(Loss) used for diluted earnings per common share calculation—Continuing Operations	$673	$629	$1,302	$315	$1,617	$(170	) (a)	$1,422 (b)	$652	$659	$1,311	$818	$2,129	$(133	) (a)	$1,968 (b)

Diluted Earnings/(Loss) per Common Share** - Continuing Operations	$0.34	$0.32	$0.65	$0.16	$0.81	$(0.09	) (a)	$0.73 (b)	$0.33	$0.33	$0.66	$0.41	$1.06	$(0.07	) (a)	$0.99 (b)	22%	36%
Diluted Earnings per Common Share** - Discontinued Operations	0.02	0.02	0.05	0.01	0.07	0.02		0.08	0.02	0.03	0.05	0.02	0.08	0.02	(a)	0.10	—	25%

Diluted Earnings/(Loss) per Common Share**	$0.36	$0.34	$0.70	$0.17	$0.88	$(0.07	) (a)	$0.81 (b)	$0.35	$0.36	$0.71	$0.43	$1.14	$(0.05	) (a)	$1.09 (b)	29%	35%

Average Common Shares Outstanding - Diluted	1,988	1,994	1,992	1,992	1,991	1,961	(a)	1,963 (b)	1,997	2,006	2,002	2,012	2,005	1,975	(a)	1,980 (b)	1%	1%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28		$1.12	$0.28	$0.28	$0.56	$0.28	$0.84	$0.31		$1.15	11%	3%

	2006								2007								Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
% of Net Sales
Gross Margin	68.5%	67.7%	68.1%	64.7%	67.1%	65.6%		66.7%	69.0%	68.6%	68.8%	67.9%	68.5%	66.2%		67.9%	60	120
Cost of products sold	31.5%	32.3%	31.9%	35.3%	32.9%	34.4%		33.3%	31.0%	31.4%	31.2%	32.1%	31.5%	33.8%		32.1%	(60)	(120)
Marketing, selling and administrative	26.9%	24.5%	25.6%	28.9%	26.6%	31.6%		27.8%	26.2%	25.0%	25.6%	24.4%	25.1%	25.0%		25.1%	(660)	(270)
Advertising and product promotion	6.5%	7.4%	7.0%	7.1%	7.0%	10.2%		7.8%	6.2%	7.7%	7.0%	7.1%	7.0%	9.0%		7.6%	(120)	(20)
Research and development	16.3%	15.4%	15.8%	18.4%	16.6%	19.7%		17.3%	18.3%	16.1%	17.2%	16.7%	17.0%	16.9%		17.0%	(280)	(30)
Acquired in-process research and development	—	—	—	—	—	—		—	—	—	—	—	—	4.3%		1.2%	430	120
Total expenses	75.0%	77.8%	76.5%	85.7%	79.3%	108.3%		86.1%	80.3%	77.3%	78.7%	72.6%	76.6%	95.1%		81.7%	(1,320)	(440)
Earnings/(Loss) Before Minority Interest and Income Taxes	25.0%	22.2%	23.5%	14.3%	20.7%	-8.3%		13.9%	19.7%	22.7%	21.3%	27.4%	23.4%	4.9%		18.3%	1,320	440
Net Earnings/(Loss) - Continuing Operations	14.8%	13.2%	14.0%	7.6%	12.1%	-4.2%		8.2%	14.9%	13.7%	14.2%	16.5%	15.0%	-2.5%		10.2%	170	200
Other Ratios
Effective Tax Rate	27.3%	22.5%	25.0%	31.3%	26.3%	54.3%		22.4%	8.0%	21.8%	15.7%	24.1%	19.1%	67.8%		22.7%	1,350	30

	2006								2007								% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
Other (Income)/Expense, net
Interest expense	$116	$124	$240	$130	$370	$128		$498	$109	$107	$216	$109	$325	$97		$422	-24%	-15%
Interest income	(62)	(65)	(127)	(74)	(201)	(73)		(274)	(53)	(62)	(115)	(69)	(184)	(57)		(241)	22%	12%
Foreign exchange transaction (gains)/losses	(12)	23	11	(11)	—	6		6	8	(5)	3	24	27	1		28	-83%	*
Other, net	(5)	(26)	(31)	(79)	(110)	179		69	(42)	(40)	(82)	(53)	(135)	290		155	62%	125%

	$37	$56	$93	$(34)	$59	$240		$299	$22	$0	$22	$11	$33	$331		$364	38%	22%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(a)	as a result of the Q4 2006 and Q4 2007 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(b)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit
Pharmaceuticals	$2,524	$2,664	$5,188	$2,151	$7,339	$2,095	$9,434	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	41%	14%
Pharmaceuticals Excluding Specified Items	2,570	2,684	5,254	2,222	7,476	2,108	9,584	2,434	2,691	5,125	2,732	7,857	3,089	10,946	47%	14%
Nutritionals	365	386	751	367	1,118	391	1,509	391	392	783	427	1,210	415	1,625	6%	8%
Nutritionals Excluding Specified Items **	365	386	751	367	1,118	407	1,525	391	392	783	427	1,210	415	1,625	2%	7%
ConvaTec ***	156	183	339	185	524	205	729	179	203	382	201	583	223	806	9%	11%

	2006							2007							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin %
Pharmaceuticals	68.2%	69.0%	68.6%	68.2%	68.5%	66.6%	68.1%	69.9%	69.5%	69.7%	69.2%	69.5%	67.4%	68.9%	80	80
Pharmaceuticals Excluding Specified Items	69.5%	69.6%	69.5%	70.5%	69.8%	67.0%	69.1%	70.4%	69.9%	70.1%	69.6%	69.9%	70.4%	70.1%	340	100
Nutritionals	64.6%	66.3%	65.5%	63.1%	64.7%	63.3%	64.3%	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	(140)	(110)
Nutritionals Excluding Specified Items **	64.6%	66.3%	65.5%	63.1%	64.7%	65.9%	65.0%	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	(400)	(180)
ConvaTec ***	67.8%	69.8%	68.9%	69.8%	69.2%	70.4%	69.6%	70.5%	71.0%	70.7%	68.8%	70.1%	69.0%	69.8%	(140)	20

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Earnings Before Minority Interest and Income Taxes
Pharmaceuticals	$837	$945	$1,782	$501	$2,283	$286	$2,569	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	132%	35%
Pharmaceuticals Excluding Specified Items	945	966	1,911	540	2,451	326	2,777	921	1,035	1,956	1,054	3,010	1,040	4,050	*	46%
Nutritionals	184	186	370	161	531	165	696	173	167	340	196	536	172	708	4%	2%
Nutritionals Excluding Specified Items **	184	186	370	161	531	181	712	173	167	340	196	536	172	708	-5%	-1%
ConvaTec ***	59	80	139	86	225	90	315	79	94	173	86	259	89	348	-1%	10%

	2006							2007							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Margin %
Pharmaceuticals	22.6%	24.5%	23.6%	15.9%	21.3%	9.1%	18.5%	23.9%	26.1%	25.0%	24.9%	25.0%	15.1%	22.2%	600	370
Pharmaceuticals Excluding Specified Items	25.5%	25.0%	25.3%	17.1%	22.9%	10.4%	20.0%	26.6%	26.9%	26.8%	26.8%	26.8%	23.7%	25.9%	1330	590
Nutritionals	32.6%	32.0%	32.3%	27.7%	30.7%	26.7%	29.7%	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	(100)	(220)
Nutritionals Excluding Specified Items **	32.6%	32.0%	32.3%	27.7%	30.7%	29.3%	30.3%	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	(360)	(280)
ConvaTec ***	25.7%	30.5%	28.3%	32.5%	29.7%	30.9%	30.1%	31.1%	32.9%	32.0%	29.5%	31.1%	27.6%	30.1%	(330)	—

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals
Gross Profit	$2,524	$2,664	$5,188	$2,151	$7,339	$2,095	$9,434	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	41%	14%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	—	—	—	—	—	—	—	102	102	—	—
Downsizing and streamlining of worldwide operations	46	20	66	71	137	13	150	16	13	29	17	46	31	77	138%	-49%

Subtotal	46	20	66	71	137	13	150	16	13	29	17	46	133	179	*	19%

Gross Profit Excluding Specified Items	$2,570	$2,684	$5,254	$2,222	$7,476	$2,108	$9,584	$2,434	$2,691	$5,125	$2,732	$7,857	$3,089	$10,946	47%	14%

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals
Earnings Before Minority Interest and Income Taxes	$837	$945	$1,782	$501	$2,283	$286	$2,569	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	132%	35%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	—	—	—	—	—	—	—	110	110	—	—
Upfront and milestone payments and acquired in-process research and development	18	—	18	7	25	—	25	80	17	97	60	157	235	392	—	*
Downsizing and streamlining of worldwide operations	50	21	71	72	143	27	170	16	13	29	17	46	31	77	15%	-55%
Litigation matters	40	—	40	(40)	—	13	13	—	—	—	—	—	—	—	-100%	-100%

Subtotal	108	21	129	39	168	40	208	96	30	126	77	203	376	579	*	178%

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$945	$966	$1,911	$540	$2,451	$326	$2,777	$921	$1,035	$1,956	$1,054	$3,010	$1,040	$4,050	*	46%

*	In Excess of +/- 200%
**	MJN had a specified item relating to a charge for an asset impairment of $16M in December 2006.
***	There are no specified items relating to ConvaTec in 2006 and 2007.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,495	$4,703	$9,198	$4,001	$13,199	$4,057	$17,256	$4,317	$4,757	$9,074	$4,893	$13,967	$5,381	$19,348	33%	12%

PHARMACEUTICALS	3,700	3,859	7,559	3,154	10,713	3,148	13,861	3,457	3,851	7,308	3,926	11,234	4,388	15,622	39%	13%

Cardiovascular	1,917	1,907	3,824	1,239	5,063	1,093	6,156	1,475	1,763	3,238	1,793	5,031	1,938	6,969	77%	13%
Plavix	986	1,145	2,131	630	2,761	496	3,257	938	1,189	2,127	1,254	3,381	1,374	4,755	177%	46%
Pravachol	536	323	859	192	1,051	146	1,197	135	132	267	86	353	90	443	-38%	-63%
Avapro/ Avalide	233	280	513	277	790	307	1,097	270	297	567	309	876	328	1,204	7%	10%
Coumadin	55	55	110	53	163	57	220	46	52	98	50	148	53	201	-7%	-9%

Virology	468	524	992	532	1,524	580	2,104	590	608	1,198	647	1,845	752	2,597	30%	23%
Reyataz	207	236	443	233	676	255	931	263	254	517	273	790	334	1,124	31%	21%
Sustiva Franchise (a)	175	193	368	201	569	222	791	226	233	459	237	696	260	956	17%	21%
Baraclude	11	14	25	22	47	36	83	45	59	104	72	176	99	275	175%	*

Oncology	361	401	762	399	1,161	394	1,555	355	360	715	402	1,117	445	1,562	13%	—
Erbitux	138	172	310	175	485	167	652	160	162	322	185	507	185	692	11%	6%
Taxol	147	149	296	137	433	130	563	111	95	206	102	308	114	422	-12%	-25%
Sprycel	—	—	—	11	11	14	25	21	35	56	46	102	56	158	*	*
Ixempra	—	—	—	—	—	—	—	—	—	—	—	—	15	15	—	—

Affective (Psychiatric) Disorders	323	376	699	354	1,053	404	1,457	408	458	866	467	1,333	511	1,844	26%	27%
Abilify (b)	283	324	607	313	920	362	1,282	366	412	778	420	1,198	462	1,660	28%	29%

Immunoscience	5	18	23	34	57	32	89	41	55	96	60	156	75	231	134%	160%
Orencia	5	18	23	34	57	32	89	41	55	96	60	156	75	231	134%	160%

Other Pharmaceuticals
Efferalgan	68	62	130	62	192	74	266	81	69	150	71	221	87	308	18%	16%

HEALTH CARE GROUP	795	844	1,639	847	2,486	909	3,395	860	906	1,766	967	2,733	993	3,726	9%	10%

NUTRITIONALS	565	582	1,147	582	1,729	618	2,347	606	620	1,226	675	1,901	670	2,571	8%	10%
Enfamil	237	253	490	246	736	271	1,007	254	267	521	281	802	280	1,082	3%	7%
Enfagrow	67	59	126	69	195	67	262	72	70	142	74	216	79	295	18%	13%

CONVATEC	230	262	492	265	757	291	1,048	254	286	540	292	832	323	1,155	11%	10%
Ostomy	123	141	264	139	403	151	554	130	150	280	147	427	167	594	11%	7%
Wound Therapeutics	98	107	205	113	318	123	441	107	119	226	126	352	136	488	11%	11%

*	In excess of +/- 200%
(a)

Beginning in the third quarter of 2006, Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,476	$2,655	$5,131	$2,033	$7,164	$1,977	$9,140	$2,363	$2,679	$5,042	$2,781	$7,823	$2,985	$10,808	51%	18%

PHARMACEUTICALS	2,076	2,205	4,281	1,619	5,900	1,517	7,417	1,944	2,243	4,187	2,302	6,489	2,503	8,992	65%	21%

Cardiovascular	1,341	1,330	2,671	752	3,423	616	4,039	1,045	1,279	2,324	1,316	3,640	1,426	5,066	131%	25%
Plavix	850	988	1,838	474	2,312	343	2,655	787	1,015	1,802	1,080	2,882	1,178	4,060	*	53%	*	34%
Pravachol	302	128	430	73	503	50	553	57	47	104	17	121	18	139	-64%	-75%	-80%	-82%
Avapro/ Avalide	139	167	306	159	465	182	647	163	170	333	176	509	183	692	1%	7%	-5%	-4%
Coumadin	47	46	93	45	138	48	186	38	43	81	40	121	43	164	-10%	-12%	-14%	-16%

Virology	259	270	529	292	821	327	1,148	319	323	642	328	970	371	1,341	13%	17%
Reyataz	119	122	241	129	370	144	514	143	138	281	141	422	165	587	15%	14%	12%	13%
Sustiva Franchise (a)	108	115	223	128	351	144	495	144	147	291	151	442	162	604	13%	22%	15%	20%
Baraclude	9	9	18	14	32	18	50	17	20	37	22	59	29	88	61%	76%	59%	77%

Oncology	159	187	346	201	547	195	742	182	187	369	208	577	230	807	18%	9%
Erbitux	136	172	308	173	481	165	646	158	160	318	183	501	182	683	10%	6%	N/A	N/A
Taxol	4	4	8	2	10	2	12	4	4	8	1	9	5	14	150%	17%	N/A	N/A
Sprycel	—	—	—	11	11	11	22	10	14	24	17	41	17	58	55%	164%	96%	*
Ixempra	—	—	—	—	—	—	—	—	—	—	—	—	15	15	—	—	N/A	N/A

Affective (Psychiatric) Disorders	237	286	523	266	789	302	1,091	305	333	638	346	984	373	1,357	24%	24%
Abilify (b)	231	267	498	260	758	294	1,052	293	322	615	329	944	361	1,305	23%	24%	11%	12%

Immunoscience	5	18	23	34	57	31	88	40	53	93	57	150	66	216	113%	145%
Orencia	5	18	23	34	57	31	88	40	53	93	57	150	66	216	113%	145%	N/A	N/A

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A

HEALTH CARE GROUP	320	367	687	351	1,038	396	1,434	352	368	720	398	1,118	381	1,499	-4%	5%	N/A	N/A

NUTRITIONALS	247	282	529	267	796	295	1,091	274	275	549	304	853	275	1,128	-7%	3%
Enfamil	155	174	329	169	498	190	688	171	177	348	195	543	179	722	-6%	5%	N/A	N/A
Enfagrow	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A

CONVATEC	73	85	158	84	242	101	343	78	93	171	94	265	106	371	5%	8%
Ostomy	34	41	75	39	114	45	159	34	41	75	42	117	47	164	4%	3%	N/A	N/A
Wound Therapeutics	30	34	64	36	100	43	143	32	36	68	38	106	43	149	—	4%	N/A	N/A

*	In excess of +/- 200%
**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
***	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) version 2.0 data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
(a)

Beginning in the third quarter of 2006, Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2006							2007							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,019	$2,048	$4,067	$1,968	$6,035	$2,080	$8,116	$1,954	$2,078	$4,032	$2,112	$6,144	$2,396	$8,540	15%	5%

PHARMACEUTICALS	1,624	1,654	3,278	1,535	4,813	1,631	6,444	1,513	1,608	3,121	1,624	4,745	1,885	6,630	16%	3%

Cardiovascular	576	577	1,153	487	1,640	477	2,117	430	484	914	477	1,391	512	1,903	7%	-10%
Plavix	136	157	293	156	449	153	602	151	174	325	174	499	196	695	28%	15%
Pravachol	234	195	429	119	548	96	644	78	85	163	69	232	72	304	-25%	-53%
Avapro/Avalide	94	113	207	118	325	125	450	107	127	234	133	367	145	512	16%	14%
Coumadin	8	9	17	8	25	9	34	8	9	17	10	27	10	37	11%	9%

Virology	209	254	463	240	703	253	956	271	285	556	319	875	381	1,256	51%	31%
Reyataz	88	114	202	104	306	111	417	120	116	236	132	368	169	537	52%	29%
Sustiva Franchise (a)	67	78	145	73	218	78	296	82	86	168	86	254	98	352	26%	19%
Baraclude	2	5	7	8	15	18	33	28	39	67	50	117	70	187	*	*

Oncology	202	214	416	198	614	199	813	173	173	346	194	540	215	755	8%	-7%
Erbitux	2	—	2	2	4	2	6	2	2	4	2	6	3	9	50%	50%
Taxol	143	145	288	135	423	128	551	107	91	198	101	299	109	408	-15%	-26%
Sprycel	—	—	—	—	—	3	3	11	21	32	29	61	39	100	*	*
Ixempra	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Affective (Psychiatric) Disorders	86	90	176	88	264	102	366	103	125	228	121	349	138	487	35%	33%
Abilify (b)	52	57	109	53	162	68	230	73	90	163	91	254	101	355	49%	54%

Immunoscience	—	—	—	—	—	1	1	1	2	3	3	6	9	15	*	*
Orencia	—	—	—	—	—	1	1	1	2	3	3	6	9	15	*	*

Other Pharmaceuticals
Efferalgan	68	62	130	62	192	74	266	81	69	150	71	221	87	308	18%	16%

HEALTH CARE GROUP	475	477	952	496	1,448	513	1,961	508	538	1,046	569	1,615	612	2,227	19%	14%

NUTRITIONALS	318	300	618	315	933	323	1,256	332	345	677	371	1,048	395	1,443	22%	15%
Enfamil	82	79	161	77	238	81	319	83	90	173	86	259	101	360	25%	13%
Enfagrow	67	59	126	69	195	67	262	72	70	142	74	216	79	295	18%	13%

CONVATEC	157	177	334	181	515	190	705	176	193	369	198	567	217	784	14%	11%
Ostomy	89	100	189	100	289	106	395	96	109	205	105	310	120	430	13%	9%
Wound Therapeutics	68	73	141	77	218	80	298	75	83	158	88	246	93	339	16%	14%

*	In excess of +/- 200%
**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
(a)

Beginning in the third quarter of 2006, Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

NET SALES EXCLUDING ESTIMATED IMPACT OF LAUNCH OF GENERIC CLOPIDOGREL BISULFATE

($ in millions)

	TOTAL SALES			PLAVIX SALES
	2007	2006	% Change	2007	2006	% Change
	Q4	Q4	Qtr vs. Qtr	Q4	Q4	Qtr vs. Qtr
Worldwide Net Sales from Continuing Operations
Worldwide Net Sales from Continuing Operations as Reported	$5,381	$4,057	33%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	700 to 750	—
Worldwide Net Sales from Continuing Operations Excluding the

Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$5,381	$4,757 to $4,807	12% to 13%

Worldwide Pharmaceuticals Net Sales
Worldwide Pharmaceuticals Net Sales as Reported	$4,388	$3,148	39%	$1,374	$496	177%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	700 to 750	—	—	700 to 750	—
Worldwide Pharmaceuticals Net Sales Excluding the Estimated

Impact of Launch of Generic Clopidogrel Bisulfate	$4,388	$3,848 to $3,898	13% to 14%	$1,374	$1,196 to $1,246	10% to 15%

U.S Pharmaceuticals Net Sales
U.S Pharmaceuticals Net Sales as Reported	$2,496	$1,501	66%	$1,178	$343	*
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	700 to 750	—	—	700 to 750	—
U.S Pharmaceuticals Net Sales Excluding the Estimated

Impact of Launch of Generic Clopidogrel Bisulfate	$2,496	$2,201 to $2,251	11% to 13%	$1,178	$1,043 to $1,093	8% to 13%

*	In excess of +/-200%

BRISTOL-MYERS SQUIBB COMPANY

GROSS MARGIN FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,317	$4,757	$4,893	$5,381	$19,348

Gross Profit
Gross Profit	$2,977	$3,265	$3,324	$3,564	$13,130
Specified items*	16	13	17	133	179

Gross Profit Excluding Specified Items	$2,993	$3,278	$3,341	$3,697	$13,309

Gross Margin %
Gross Margin %	69.0%	68.6%	67.9%	66.2%	67.9%
Specified items*	0.3%	0.3%	0.4%	2.5%	0.9%

Gross Margin % Excluding Specified Items	69.3%	68.9%	68.3%	68.7%	68.8%

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,495	$4,703	$4,001	$4,057	$17,256

Gross Profit
Gross Profit	$3,079	$3,186	$2,590	$2,662	$11,517
Specified items*	46	20	72	29	167

Gross Profit Excluding Specified Items	$3,125	$3,206	$2,662	$2,691	$11,684

Gross Margin %
Gross Margin %	68.5%	67.8%	64.7%	65.6%	66.7%
Specified items*	1.0%	0.4%	1.8%	0.7%	1.0%

Gross Margin % Excluding Specified Items	69.5%	68.2%	66.5%	66.3%	67.7%

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RESEARCH AND DEVELOPMENT EXPENSES FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$791	$767	$816	$1,138	$3,512
Specified items*	80	17	60	235	392

Research and Development Expenses Excluding Specified Items	$711	$750	$756	$903	$3,120

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$732	$723	$737	$799	$2,991
Specified items*	18	1	17	49	85

Research and Development Expenses Excluding Specified Items	$714	$722	$720	$750	$2,906

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

MARKETING, SELLING AND ADMINISTRATIVE EXPENSES FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Marketing, Selling and Administrative Expenses	$1,133	$1,187	$1,192	$1,343	$4,855
Specified items*	—	—	—	13	13

Marketing, Selling and Administrative Expenses Excluding Specified Items	$1,133	$1,187	$1,192	$1,330	$4,842

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Marketing, Selling and Administrative Expenses	$1,207	$1,151	$1,158	$1,284	$4,800
Specified items*	4	—	—	—	4

Marketing, Selling and Administrative Expenses Excluding Specified Items	$1,203	$1,151	$1,158	$1,284	$4,796

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EFFECTIVE TAX RATE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision for Income Taxes	$68	$235	$323	$177	$803
Specified items*	79	5	(82)	70	72

Provision for Income Taxes Excluding Specified Items	$147	$240	$241	$247	$875

Earnings Before Minority Interest and Provision for Income Taxes	$852	$1,079	$1,342	$261	$3,534
Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$985	$1,104	$1,166	$1,118	$4,373
Effective Tax Rate
Effective Tax Rate	8.0%	21.8%	24.1%	67.8%	22.7%
Effective Tax Rate Excluding Specified Items	14.9%	21.7%	20.7%	22.1%	20.0%

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision/(Benefit) for Income Taxes	$307	$235	$179	$(183)	$538
Specified items*	(49)	(3)	(34)	196	110

Provision for Income Taxes Excluding Specified Items	$258	$232	$145	$13	$648

Earnings/(Loss) Before Minority Interest and Provision for Income Taxes	$1,123	$1,043	$571	$(337)	$2,400
Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,011	$1,053	$624	$373	$3,061
Effective Tax Rate
Effective Tax Rate	27.3%	22.5%	31.3%	54.3%	22.4%
Effective Tax Rate Excluding Specified Items	25.5%	22.0%	23.2%	3.5%	21.2%

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings Before Minority Interest and Provision for Income Taxes	$852	$1,079	$1,342	$261	$3,534
Specified items:
Productivity Transformation Initiative	—	—	—	292	292
Auction rate securities impairment	—	—	—	275	275
Upfront and milestone payments and acquired in-process research and development	80	17	60	235	392
Litigation matters	—	14	(6)	10	18
Downsizing and streamlining of worldwide operations	53	20	17	54	144
Gain on sale of properties and product assets	—	(26)	(247)	(9)	(282)

Subtotal	133	25	(176)	857	839

Earnings Before Minority Interest and Provision for Income Taxes
Excluding Specified Items	$985	$1,104	$1,166	$1,118	$4,373

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings/(Loss) Before Minority Interest and Provision for Income Taxes	$1,123	$1,043	$571	$(337)	$2,400
Specified items:
Gain on sale of product asset	(200)	—	—	—	(200)
Litigation matters	19	(14)	(38)	359	326
Debt retirement costs	—	—	—	220	220
Downsizing and streamlining of worldwide operations	51	24	74	96	245
Upfront and milestone payments	18	—	17	35	70

Subtotal	(112)	10	53	710	661

Earnings Before Minority Interest and Provision for Income Taxes
Excluding Specified Items	$1,011	$1,053	$624	$373	$3,061

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE

EXCLUDING SPECIFIED ITEMS

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings/(Loss) per Common Share from Continuing Operations	$0.33	$0.33	$0.41	$(0.07)	$0.99
Specified items:
Productivity Transformation Initiative	—	—	—	0.12	0.12
Auction rate securities impairment	—	—	—	0.14	0.14
Upfront and milestone payments and acquired in-process research and development	0.03	0.01	0.01	0.12	0.17
Downsizing and streamlining of worldwide operations	0.02	0.01	0.01	0.02	0.06
Gain on sale of properties and product assets	—	(0.01)	(0.07)	—	(0.08)
Tax item	(0.02)	—	—	—	(0.02)

Subtotal	0.03	0.01	(0.05)	0.40	0.39

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.36	$0.34	$0.36	$0.33	$1.38

Diluted Earnings/(Loss) per Common Share Including Discontinued Operations	$0.35	$0.36	$0.43	$(0.05)	$1.09
Specified Items noted above	0.03	0.01	(0.05)	0.40	0.39

Diluted Earnings per Common Share Including Discontinued Operations and Excluding Specified Items	$0.38	$0.37	$0.38	$0.35	$1.48

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings/(Loss) per Common Share from Continuing Operations	$0.34	$0.32	$0.16	$(0.09)	$0.73
Specified items:
Gain on sale of product asset	(0.06)	—	—	—	(0.06)
Litigation matters	—	—	(0.01)	0.14	0.13
Downsizing and streamlining of worldwide operations	0.02	0.01	0.03	0.04	0.10
Debt retirement costs	—	—	—	0.07	0.07
Upfront and milestone payments	—	—	0.01	0.01	0.02
Tax item	—	—	0.02	—	0.02

Subtotal	(0.04)	0.01	0.05	0.26	0.28

Diluted Earnings per Common Share Excluding Specified Items	$0.30	$0.33	$0.21	$0.17	$1.01

Diluted Earnings/(Loss) per Common Share Including Discontinued Operations	$0.36	$0.34	$0.17	$(0.07)	$0.81
Specified Items noted above	(0.04)	0.01	0.05	0.26	0.28

Diluted Earnings per Common Share Including Discontinued Operations and Excluding Specified Items	$0.32	$0.35	$0.22	$0.19	$1.09

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006

($ in millions)

Three months ended December 31, 2007

	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	(Gain)/Loss on sale of product assets	Other (income)/expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$139	$—	$6	$145
Accelerated depreciation and asset impairment	102	8	—	—	—	—	—	110
Process standardization implementation costs	—	5	—	—	—	32	—	37

	102	13	—	—	139	32	6	292
Other:
Product liability	—	—	—	—	—	—	10	10
Upfront and milestone payments and acquired in-process research and development	—	—	5	230	—	—	—	235
Auction rate securities impairment	—	—	—	—	—	—	275	275
Accelerated depreciation, asset impairment and contract termination	31	—	—	—	—	—	23	54
Gain on sale of properties	—	—	—	—	—	—	(9)	(9)

	$133	$13	$5	$230	$139	$32	$305	857

Income taxes on items above								(70)

(Increase)/Decrease to Net Earnings from Continuing Operations								$787

Three months ended December 31, 2006

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation settlement expense/(income), net	Other expense/(income), net	Total
Litigation Matters:
Pharmaceutical pricing and sales litigation	$—	$—	$—	$353	$—	$353
Claim for damages	—	—	—	—	13	13
Insurance recovery	—	—	—	(7)	—	(7)

	—	—	—	346	13	359
Other:
Debt retirement costs	—	—	—	—	220	220
Downsizing and streamlining of worldwide operations	—	—	53	—	—	53
Accelerated depreciation and asset impairment	29	14	—	—	—	43
Milestone payments	—	35	—	—	—	35

	$29	$49	$53	$346	$233	710

Income taxes on items above						(196)

(Increase)/Decrease to Net Earnings from Continuing Operations						$514

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006

($ in millions)

Twelve months ended December 31, 2007

	Cost of products sold	Marketing selling and administrative	Research and development	Acquired in-process research and development	Provision for restructuring, net	Litigation expense, net	(Gain)/Loss on sale of product assets	Other (income)/ expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$—	$139	$—	$—	$6	$145
Accelerated depreciation and asset impairment	102	8	—	—	—	—	—	—	110
Process standardization implementation costs	—	5	—	—	—	—	32	—	37

	102	13	—	—	139	—	32	6	292
Other:
Litigation settlement	—	—	—	—	—	14	—	—	14
Insurance recovery	—	—	—	—	—	—	—	(11)	(11)
Product liability	—	—	—	—	—	—	—	15	15
Upfront and milestone payments and acquired in-process research and development	—	—	162	230	—	—	—	—	392
Auction rate securities impairment	—	—	—	—	—	—	—	275	275
Downsizing and streamlining of worldwide operations	—	—	—	—	44	—	—	—	44
Accelerated depreciation, asset impairment and contract termination	77	—	—	—	—	—	—	23	100
Gain on sale of properties and product assets	—	—	—	—	—	—	(273)	(9)	(282)

	$179	$13	$162	$230	$183	$14	$(241)	$299	839

Income taxes on items above									(33)
Change in estimate for taxes on a prior year specified item									(39)

(Increase)/Decrease to Net Earnings from Continuing Operations									$767

Twelve months ended December 31, 2006

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation settlement expense/(income), net	Gain on sale of product asset	Other expense/(income), net	Total
Litigation Matters:
Pharmaceutical pricing and sales litigation	$—	$—	$—	$—	$353	$—	$—	$353
Product liability	—	—	—	—	—	—	11	11
Claim for damages	—	—	—	—	—	—	13	13
Commercial litigations	—	—	—	—	(14)	—	—	(14)
Insurance recovery	—	—	—	—	(37)	—	—	(37)

	—	—	—	—	302	—	24	326
Other:
Debt retirement costs	—	—	—	—	—	—	220	220
Accelerated depreciation, asset impairment and contract termination	167	4	15	—	—	—	—	186
Upfront and milestone payments	—	—	70	—	—	—	—	70
Downsizing and streamlining of worldwide operations	—	—	—	59	—	—	—	59
Gain on sale of product asset	—	—	—	—	—	(200)	—	(200)

	$167	$4	$85	$59	$302	$(200)	$244	661

Income taxes on items above								(149)
Change in estimate for taxes on prior year items								39

(Increase)/Decrease to Net Earnings from Continuing Operations								$551

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Cash, cash equivalents and marketable debt securities	$5,281	$5,357	$5,505	$4,013		$4,012	$4,646	$3,582	$2,225
Short-term borrowings	234	189	630	187		241	256	1,879	1,891
Long-term debt	8,278	8,239	7,837	7,248		7,132	6,978	4,248	4,381

Net debt	$3,231	$3,071	$2,962	$3,422		$3,361	$2,588	$2,545	$4,047

Receivables, net of allowances	$3,236	$3,326	$2,945	$3,247		$3,381	$3,632	$3,704	$4,240
Stockholders’ equity	11,556	11,712	11,589	9,991	(1)	10,261	10,762	11,153	10,562
Capital expenditures and capitalized software (for the quarter ended)	202	160	199	224		202	206	185	248

(1)	Includes the impact of the adoption of SFAS 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R)”

BRISTOL-MYERS SQUIBB COMPANY

2008 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2008
Projected Diluted Earnings per Common Share	$1.36 to $1.46
Projected Specified Items:
Productivity Transformation Initiative	0.21
Upfront and milestone payments	0.03

Total	0.24

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.60 to $1.70

Gross Margin/Research and Development/Marketing, Selling and Administrative/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the full year 2007 was 67.9%, which included specified items of $179 million and had a 0.9% adverse impact on gross margin in aggregate. On a non-GAAP basis, 2007 gross margin was 68.8%. On a non-GAAP basis, based on historical trends in 2007 the Company projects gross margin for the full year 2008 to be essentially flat compared to 2007, and with continued improvement in its pharmaceutical margins for 2008 to 2010 driven by rationalization of its manufacturing network. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See Gross Margin non comparable tab.

Research and development expenses on a GAAP basis for the full year 2007 were $3,512 million, which included specified items of $392 million. On a non-GAAP basis, for the full year 2007 research and development expenses were $3,120 million. On a non-GAAP basis, based on historical trends in 2007 the Company projects research and development expenses for the full year 2008 to increase in the mid single digit range compared to 2007. The Company projects 2008 to 2010 growth to also be in the mid single digit range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See R&D non comparable tab.

Marketing, selling and administrative expenses, on a GAAP basis for the full year 2007 were $4,855 million, which included specified items of $13 million. On a non-GAAP basis, for the full year ended 2007 marketing, selling and administrative expenses were $4,842 million. On a non-GAAP basis, based on historical trends in 2007 the Company projects marketing, selling and administrative expenses, for the full year 2008 to be flat compared to 2007, and remain flat from 2008 to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See MS&A non comparable tab.

The effective tax rate on a GAAP basis for the full year 2007 was 22.7%, which included specified items of $72 million in the tax provision, and had a 2.7% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the full year 2007 effective tax rate was 20.0%. On a non-GAAP basis, based on historical trends in 2007 the Company projects effective tax rate for the full year 2008 to increase to approximately 24%. The Company projects the effective tax rate for 2009 and 2010 to increase from 2008 levels. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See Tax Rate non comparable tab.

The GAAP results for the full year 2008 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the company’s previous strategic plan for 2010. Costs associated with the implementation of the Productivity Transformation Initiative are estimated to be between $0.9 billion to $1.1 billion on a pre-tax basis, with approximately $500 million expected to be incurred in 2008. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2008 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter and Twelve Months of 2007, January 31, 2008, including “2008 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-2010 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.